                                    EXHIBIT 1

                            JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Convertible Preferred Stock, par value $100.00 and the Common Stock, par value $.01 per share, of International Technology Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          [Remainder of this page has intentionally been left blank.]


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

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 27th day of November 1996.

                                  CARLYLE PARTNERS II, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE PARTNERS III L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE INTERNATIONAL PARTNERS II, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE INTERNATIONAL PARTNERS III, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  C/S INTERNATIONAL PARTNERS

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE INVESTMENT GROUP, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE-IT PARTNERS, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE-IT INTERNATIONAL PARTNERS, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------

                                  CARLYLE-IT INTERNATIONAL PARTNERS II, L.P.

                                  By:     TC Group, L.L.C., its General Partner

                                    By:   TCG Holdings, L.L.C., its Managing
                                          Member

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------


                                  CARLYLE INVESTMENT MANAGEMENT, L.L.C.

                                  By:     /s/ Daniel A. D'Aniello
                                          -------------------------------
                                  Name:   Daniel A. D'Aniello
                                          -------------------------------
                                  Title:  Managing Director
                                          -------------------------------


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